UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2024

Financial Institutions, Inc.

(Exact name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street
Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 585 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Financial Institutions, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 5, 2024. At the Annual Meeting, shareholders considered four proposals as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 12, 2024 (“2024 Proxy”). As of April 10, 2024, the record date, there were 15,446,949 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.

The final results of the voting on the matters submitted to shareholders at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. Shareholders elected Dawn H. Burlew, Robert N. Latella, Mauricio F. Riveros, and Mark A. Zupan to serve as directors until the Company’s 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Dawn H. Burlew	10,451,207	756,791	2,531,289
Robert N. Latella	9,045,955	2,162,043	2,531,289
Mauricio F. Riveros	10,450,996	757,002	2,531,289
Mark A. Zupan	10,445,690	762,308	2,531,289

Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers. Shareholders approved an advisory (non-binding) vote on the compensation of the Company’s named executive officers (“Say-on-Pay”) as described in the 2024 Proxy.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,833,475	1,274,484	100,039	2,531,289

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers. Shareholders approved, on an advisory (non-binding) basis, the frequency of future advisory votes for Say-on-Pay to be every year. Based on the results set forth below, the Board of Directors of the Company has determined that future shareholder advisory votes on the compensation of the Company’s named executive officers will occur every year until the next required vote of the frequency of shareholder votes on the compensation of named executive officers.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
9,695,380	370,029	1,124,730	17,859	2,531,289

Proposal 4 - Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN
13,563,958	162,215	13,114

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date:	June 6, 2024	By:	/s/ Samuel J. Burruano, Jr.
Samuel J. Burruano, Jr. Executive Vice President, Chief Legal Officer and Corporate Secretary